UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

EMC Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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R1EMW1 EMC CORPORATION 176 SOUTH STREET HOPKINTON, MA 01748-0368 You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Proxy Materials Available ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials EMC CORPORATION Shareholder Meeting to be held on 5/6/09 Notice and Proxy Statement Annual Report on Form10-K Letter to Shareholders See the Reverse Side for Meeting Information and Instructions on How to Vote ••• Have the 12 Digit Control Number available and visit: www.proxyvote.com PROXY MATERIALS - VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 4/22/09. HOW TO VIEW MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

R1EMW2 Meeting Type: Annual Meeting Date: 5/6/09 Meeting Time: 10:00 a.m., E.D.T. For holders as of: 3/5/09 Meeting Location: Meeting Information EMC’s Facility 176 South Street Hopkinton, MA 01748 How To Vote Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., E.D.T., the day before the cut-off date or meeting date. Have your notice in hand when you access the website and follow the instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote In Person

Voting items 1a. Michael W. Brown 1d. Gail Deegan 1b. Randolph L. Cowen 1c. Michael J. Cronin 1g. Edmund F. Kelly 1e. John R. Egan 1f. W. Paul Fitzgerald 1h. Windle B. Priem 1k. Joseph M. Tucci 1i. Paul Sagan 1j. David N. Strohm THE BOARD OF DIRECTORS OF EMC CORPORATION UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED BELOW, “FOR” ITEMS 2, 3 AND 4 AND “AGAINST” ITEM 5. 1. TO ELECT THE ELEVEN MEMBERS LISTED BELOW TO THE BOARD OF DIRECTORS. Nominees: 3. To approve an amendment to the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan to increase by 30 million the number of shares of Common Stock available for grant under such plan, as described in EMC’s Proxy Statement. 2. To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s independent auditors for the fiscal year ending December 31, 2009, as described in EMC’s Proxy Statement. 4. To approve an amendment to EMC’s Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in EMC’s Proxy Statement. 5. To act upon a shareholder proposal relating to an advisory vote on executive compensation, as described in EMC’s Proxy Statement. R1EMW3

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